EXHIBIT 99.2

KEYSTONE LABS INC.

Financial Statements

For the Period Ended April 30, 2018

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KEYSTONE LABS INC. Index to Financial Statements Period Ended April 30, 2018

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Collins Barrow Edmonton LLP 2500 Bell Tower 10104 – 103 Avenue NW Edmonton, Alberta T5J 0H8 Canada T. 780.428.1522 F. 780.425.8189 www.collinsbarrow.com

INDEPENDENT PRACTITIONERS' REVIEW ENGAGEMENT REPORT

To the Shareholders of Keystone Labs Inc.

We have reviewed the accompanying financial statements of Keystone Labs Inc. that comprise the balance sheet as at April 30, 2018 and the statements of operations, deficit and cash flows for the period then ended, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Canadian accounting standards for private enterprises, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Practitioners' Responsibility

Our responsibility is to express a conclusion on the accompanying financial statements based on our review. We conducted our review in accordance with Canadian generally accepted standards for review engagements, which require us to comply with relevant ethical requirements.

A review of financial statements in accordance with Canadian generally accepted standards for review engagements is a limited assurance engagement. The practitioner performs procedures, primarily consisting of making inquiries of management and others within the entity, as appropriate, and applying analytical procedures, and evaluates the evidence obtained.

The procedures performed in a review are substantially less in extent than, and vary in nature from, those performed in an audit conducted in accordance with Canadian generally accepted auditing standards. Accordingly, we do not express an audit opinion on these financial statements.

Conclusion

Based on our review, nothing has come to our attention that causes us to believe that these financial statements do not present fairly, in all material respects, the financial position of Keystone Labs Inc. as at April 30, 2018, and the results of its operations and its cash flows for the period then ended in accordance with the Canadian accounting standards for private enterprises.

Emphasis of Matter

As more fully described in Note 2 to the financial statements, the Company’s policy is to prepare its financial statements on the basis of Canadian Accounting Standards for Private Enterprises which differ from accounting principles generally accepted in the United States of America. Our conclusion is not modified with respect to that matter. Information relating to the nature and effect of such differences is presented in note 15 to the financial statements.

Edmonton, Alberta June 20, 2018	Chartered Professional Accountants

This office is independently owned and operated by Collins Barrow Edmonton LLP. The Collins Barrow trademarks are owned by Collins Barrow National Cooperative Incorporated and are used under license.

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KEYSTONE LABS INC. Balance Sheet April 30, 2018

	April 30 2018	July 31 2017
ASSETS
CURRENT
Cash	$17,993	$6,948
Accounts receivable	84,549	98,971
Prepaid expenses	6,307	1,307
	108,849	107,226
EQUIPMENT (Note 4)	52,381	60,397
INTANGIBLE ASSETS (Net of accumulated amortization) (Note 5)	13,508	8,337
FUTURE INCOME TAXES (Note 7)	43,043	35,607
	$217,781	$211,567
LIABILITIES AND SHAREHOLDERS' DEFICIENCY
CURRENT
Accounts payable and accrued liabilities (Note 8)	$140,676	$48,691
Preferred shares (Note 9)	250,000	250,000
Current portion of obligations under capital lease (Note 10)	13,952	12,476
Deferred income	6,667	-
	411,295	311,167
OBLIGATIONS UNDER CAPITAL LEASE (Note 10)	3,833	14,489
DUE TO SHAREHOLDERS (Note 11)	197,523	198,150
	612,651	523,806
SHAREHOLDERS' DEFICIENCY
Share capital (Note 12)	200	200
Deficit	(395,070)	(312,439)
	(394,870)	(312,239)
	$217,781	$211,567

COMMITMENT (Note 14)

SUBSEQUENT EVENT (Note 16)

APPROVED ON BEHALF OF THE BOARD

___________________________________Director

___________________________________Director

See notes to financial statements

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KEYSTONE LABS INC. Statements of Operations Period Ended April 30, 2018

	April 30	July 31
	2018	2017
	(9 months)
REVENUES
Testing and validation services	$383,354	$488,021
Grant income	122,671	89,250
	506,025	577,271
EXPENSES
Salaries and wages	269,886	259,752
Supplies	191,934	121,536
Rental	32,272	42,000
Consulting fees	11,300	6,501
Travel	11,168	7,662
Advertising and promotion	10,852	21,427
Licenses	10,585	326
Office	10,136	22,671
Amortization	9,208	10,275
Professional fees	8,000	10,226
Repairs and maintenance	7,723	11,953
Insurance	6,958	8,102
Legal fees	4,157	1,895
Delivery, freight and express	3,796	7,433
Interest and bank charges	2,859	2,917
Interest on long term debt	2,584	4,938
Meals and entertainment	1,361	883
Amortization of intangible assets	885	439
Employee benefits	358	1,783
Professional development	70	1,755
	596,092	544,474
INCOME (LOSS) BEFORE INCOME TAXES (RECOVERED)	(90,067)	32,797
FUTURE INCOME TAXES (RECOVERED)(Note 6)	(7,436)	10,561
NET INCOME (LOSS)	$(82,631)	$22,236

See notes to financial statements

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KEYSTONE LABS INC. Statement of Deficit Period Ended April 30, 2018

	April 30	July 31
	2018	2017
	(9 months)
BALANCE - BEGINNING OF PERIOD	$(312,439)	$(334,675)
NET INCOME	(82,631)	22,236
BALANCE - END OF PERIOD	$(395,070)	$(312,439)

See notes to financial statements

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KEYSTONE LABS INC. Statement of Cash Flows Period Ended April 30, 2018

	April 30	July 31
	2018	2017
	(9 months)
CASH PROVIDED BY (USED IN):
OPERATING ACTIVITIES
Net income (loss)	$(82,631)	$22,236
Items not affecting cash:
Amortization of equipment	9,208	10,275
Amortization of intangible assets	885	439
Future income taxes	(7,436)	10,561
	(79,974)	43,511
Changes in non-cash working capital:
Accounts receivable	14,422	(48,733)
Accounts payable and accrued liabilities	91,985	620
Deferred income	6,667	-
Prepaid expenses	(5,000)	-
	108,074	(48,113)
	28,100	(4,602)
INVESTING ACTIVITIES
Purchase of equipment	(1,192)	(2,798)
Purchase of intangible assets	(6,056)	(8,776)
	(7,248)	(11,574)
FINANCING ACTIVITIES
Repayment to shareholder	(627)	(6,800)
Advances from shareholder	-	9,625
Repayment of obligations under capital lease	(9,180)	(10,748)
	(9,807)	(7,923)
INCREASE (DECREASE) IN CASH	11,045	(24,099)
Cash - beginning of period	6,948	31,047
CASH - END OF PERIOD	$17,993	$6,948

See notes to financial statements

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

1.	DESCRIPTION OF BUSINESS

Keystone Labs Inc. (the "company") is incorporated provincially under the Business Corporations Act of Alberta. The company's principal business activity is providing analytical testing services supporting pharmaceutical, medical device, biotechnology, nutraceutical, and medical cannabis industries.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with Canadian accounting standards for private enterprises. Significant accounting policies observed in the preparation of the financial statements are summarized below.

(a) Functional Currency

The functional currency of the Company is the Canadian dollar. The financial statements are presented in Canadian dollars which is the Company’s presentation currency.

(b) Cash and cash equivalents

Cash and cash equivalents is composed of bank balances and bank overdrafts where the bank balance fluctuates frequently from being positive to overdrawn.

(c) Equipment

Equipment is stated at cost or deemed cost less accumulated amortization. Equipment is amortized over its estimated useful life at the following rates and methods:

Equipment	10 years	straight-line method
Furniture and fixtures	10 years	straight-line method
Computer equipment	1 year	straight-line method
Computer software	1 year	straight-line method

The company regularly reviews its equipment to eliminate obsolete items.

Equipment acquired during the year but not placed into use are not amortized until they are placed into use.

(d) Intangible assets

The patent is being amortized on a straight-line basis over its estimated useful life of ten years.

(e) Impairment of Long Lived Assets

The company tests for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability is assessed by comparing the carrying amount to the projected future net cash flows the long-lived assets are expected to generate through their direct use and eventual disposition. When a test for impairment indicates that the carrying amount of an asset is not recoverable, an impairment loss is recognized to the extent the carrying value exceeds its fair value.

(continues)

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(f) Future income taxes

Income taxes are reported using the future income taxes method, as follows: current income tax expense is the estimated income taxes payable for the current year after any refunds or the use of losses incurred in previous years, and future income taxes reflect:

•	the temporary differences between the carrying amounts of assets and liabilities for accounting purposes and the amounts used for tax purposes;

•	the benefit of unutilized tax losses that will more likely than not be realized and carried forward to future years to reduce income taxes.

Future income taxes are estimated using the rates enacted by tax law and those substantively enacted for the years in which future income taxes assets are likely to be realized, or future income tax liabilities settled. The effect of a change in tax rates on future income tax assets and liabilities is included in earnings in the period when the change is substantively enacted.

(g) Sales revenue recognition

a)	Revenue from services is recognized when the contracted service has been substantially completed.

b)	Revenue from grants is deferred and amortized to income as the related expense is incurred.

(h) Financial instruments

Measurement of Financial Instruments

Financial instruments are financial assets or liabilities of the company where, in general, the company has the right to receive cash or another financial asset from another party or the company has the obligation to pay another party cash or other financial assets.

(g) Financial instruments (continued)

Measurement of Financial Instruments (continued)

The company initially measures its financial assets and liabilities at fair value, except for certain non- arm’s length transactions that are measured at the exchange amount.

The company subsequently measures all its financial assets and financial liabilities at amortized cost, except for investments in equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in the statement of operations.

Financial assets measured at amortized cost include cash and accounts receivable.

Financial liabilities measured at amortized cost include accounts payable and accrued liabilities, and due to shareholders.

(continues)

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment

Financial assets measured at cost or amortized cost are tested for impairment, at the end of each year, to determine whether there are indicators that the asset may be impaired. The amount of the write-down, if any, is recognized in the statement of operations. The previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account. The reversal may be recorded provided it is no greater than the amount that had been previously reported as a reduction in the asset and it does not exceed original cost. The amount of the reversal is recognized in the statement of operations.

(i) Use of Estimates

The preparation of these financial statements in conformity with Canadian accounting standards for private enterprises requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant estimates included in the financial statements are valuation of accounts receivable, useful lives of equipment and intangible assets and valuation of future income taxes. Actual results could differ from these estimates.

3.	BANK INDEBTEDNESS

The Company has available a line of credit of $40,000 bearing interest at prime plus 3.25%, secured by a general security agreement and is due on demand. No amount has been drawn on the line of credit as at April 30, 2018 and July 31, 2017.

4.	EQUIPMENT

	Cost	Accumulated amortization	April 30 2018 Net book value	July 31 2017 Net book value
Equipment	$277,964	$231,884	$46,080	$53,144
Furniture and fixtures	8,703	2,402	6,301	6,954
Computer software	4,417	4,417	-	299
Computer equipment	18,765	18,765	-	-

	$309,849	$257,468	$52,381	$60,397

Above noted equipment consists office and laboratory equipment under capital lease with a cost of $34,667 (2017 - 34,667) and accumulated amortization of $4,333 (2017 - $1,733).

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

5.	INTANGIBLE ASSETS

	April 30	April 30	April 30	July 31
	Cost	Accumulated Amortization	2018 Net book value	2017 Net book value

Patent	$14,832	$1,324	$13,508	$8,337

6.	INCOME TAXES

The income tax provision recorded differs from the income tax obtained by applying the statutory income tax rate of 12.50% (2017 - 12.50%) to the income for the year and is reconciled as follows:

	April 30 2018	July 31 2017

Loss before income taxes	$(90,067)	$32,797

Income tax expense at the combined basic federal and provincial tax rate:	$(11,258)	$4,100
Increase (decrease) resulting from:
Deductible expenses	(325)	(597)
Capital cost allowance claimed in excess of amortization	4,062	1,554
Non-deductible expenses	85	55
Non-capital loss carried forward	-	5,449
Effective tax expense	$(7,436)	$10,561

7.	FUTURE INCOME TAXES

Future income taxes reflect the net tax effect of temporary differences between the carrying amounts and liabilities for financial reporting purposes and the amounts used for income tax purpose. Significant components of the Company's future tax assets are as follows:

	April 30 2018	July 31 2017
Furture Income tax assets:
Non-capital loss carry-forward	$30,027	$18,968
Excess of tax basis over accounting basis	13,016	16,639
Net future income tax assets	$43,043	$35,607

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

8.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	April 30	July 31
	2018	2017
Accounts payable	$127,294	$38,657
Goods and Services Tax Payable	5,798	4,597
Source deductions payable	7,584	5,437
	$140,676	$48,691

9.	PREFERRED SHARES

Preferred shares consists of 2500 Class D (Series I) shares redeemable for $100 per share at the option of the shareholder (total redemption amount - $250,000) which were redeemed on May 2, 2018.

10.	OBLIGATIONS UNDER CAPITAL LEASE

	April 30	July 31
	2018	2017
Finance lease with monthly principal and interest payments of $1,307, 15% interest per annum, matures on July 31, 2019 - secured by the leased equipment with a carrying value of $30,334.	$17,785	$26,965
Amounts payable within one year	(13,952)	(12,476)
	$3,833	$14,489

Future minimum capital lease payments are approximately:

2019	$15,686
2020	3,922
Total minimum lease payments	19,608
Less: amount representing interest at various rates	1,823
Present value of minimum lease payments	17,785
Less: current portion	13,952
$3,833

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

11.	DUE TO SHAREHOLDERS

The amounts due to shareholders of $197,523 (2017 - $198,150) are unsecured, non-interest bearing and have no set repayment terms. The shareholders have waived their rights to demand repayment within the next 12 months. Accordingly, the advances from shareholders have been classified as a long term liability.

12.	SHARE CAPITAL

Authorized: Unlimited Class A common voting shares Unlimited Class B common non-voting shares Unlimited Class C common non-voting shares Unlimited Class D preferred non-voting shares

	April 30 2018	July 31 2017
Issued:

100 Class A common shares	$100	$100
100 Class B common shares	100	100
	$200	$200

13.	FINANCIAL INSTRUMENTS

The company is exposed to various risks through its financial instruments and has a comprehensive risk management framework to monitor, evaluate and manage these risks. The following analysis provides information about the company's risk exposure and concentration as of April 30, 2018.

Credit risk

Credit risk arises from the potential that a counter party will fail to perform its obligations. The company is exposed to credit risk from customers. In order to reduce its credit risk, the company reviews a new customer's credit history before extending credit and conducts regular reviews of its existing customers' credit performance. An allowance for doubtful accounts is established based upon factors surrounding the credit risk of specific accounts, historical trends and other information. The company has a significant number of customers which minimizes concentration of credit risk. The maximum credit exposure of the Company is represented by the fair value of the accounts receivable presented in the balance sheet.

Liquidity risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities. The company is exposed to this risk mainly in respect of obligations under capital leases, accounts payable and accrued liabilities. As at April 30, 2018 the Company had negative working capital deficit of $302,446 (2017 - $203,941).

(continues)

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

13.	FINANCIAL INSTRUMENTS (continued)

Interest rate risk

Interest rate risk is the risk that the value of a financial instrument might be adversely affected by a change in the interest rates. In seeking to minimize the risks from interest rate fluctuations, the company manages exposure through its normal operating and financing activities. The company is exposed to interest rate risk primarily through its floating interest rate bank indebtedness of prime plus 3.25%.

14.	COMMITMENT

As at April 30, 2018, anticipated lease payments, including operating costs, for the remaining 5 years of the lease terms for the Company's office space and equipment are as follows:

2019	$42,000
2020	42,000
2021	42,000
2022	42,000
2023	10,500
$178,500

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KEYSTONE LABS INC. Notes to Financial Statements Period Ended April 30, 2018

15.	CANADIAN ACCOUNTING STANDARDS FOR PRIVATE ENTERPRISES AND US GAAP RECONCILIATION

The financial statements of the Company have been prepared in accordance with Canadian Accounting Standards for Private Enterprises. The material differences between the accounting policies used by the Company under Canadian Accounting Standards for Private Enterprises and US GAAP are disclosed below.

a) Income Taxes

Under US GAAP, the Company recognizes a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50 per cent likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit. An unrecognized tax benefit is disclosed as a long-term asset unless the Corporation anticipates a payment or receipt within one year in respect of the position. As a result of implementing these provisions there was no material impact on the Company’s financial statements.

Under US GAAP the Company is required to calculate and record corporate income taxes based on enacted corporate income tax rates. Under the Canadian Accounting Standards for Private Enterprises, the Company had calculated and recognized corporate income taxes using substantively enacted corporate income tax rates. For the company, enacted and substantively enacted corporate tax rates are the same; as a result no differences to calculated and recognized corporate income taxes arise.

b) Preferred Shares

Under US GAAP, if a financial instrument will be redeemed only upon the occurrence of a conditional event, redemption of that instrument is conditional and, therefore, the instrument does not meet the definition of mandatorily redeemable financial instrument. However, that financial instrument would be assessed at each reporting period to determine whether circumstances have changed such that the instrument now meets the definition of a mandatorily redeemable instrument (that is, the event is no longer conditional). If the event has occurred, the condition is resolved, or the event has become certain to occur, the financial instrument is reclassified as a liability. Under ASPE, these financial instruments must be recorded as a liability unless they were derived from a tax planning arrangement. Therefore, the preferred shares reported as a liability under ASPE would need to be reclassified as equity under US GAAP.

16.	SUBSEQUENT EVENTS

On May 2, 2018, the Company's shareholders unanimously agreed to sell the 50% of the shares of the company to a publicly traded US corporation for consideration of $460,000 in cash and a share exchange with the purchasing company valued at $2,070,000. The buyer has also agreed to provide up to $1,000,000 in financing to the Company in the form of a revolving line of credit.

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